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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 29, 2001

                             CYBERIAN OUTPOST, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                           000-24659               06-1419111
     --------                           ---------               ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification No.)


                       23 North Main Street, P.O. Box 636
                            Kent, Connecticut 06757
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (860) 927-2050
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ITEM 5. OTHER EVENTS.

     On May 30, 2001, the Registrant announced that it had entered into a Merger Agreement, dated as of May 29, 2001, with PC Connection, Inc., which sets forth the terms and conditions of the proposed acquisition of the Registrant by PC Connection, Inc.

     The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference: (i) the Merger Agreement, dated as of May 29, 2001, by and between PC Connection, Inc. and the Registrant, a copy of which is attached hereto as Exhibit 10.1, (ii) the Stock Warrant Agreement, dated as of May 29, 2001, between the Registrant and PC Connection, Inc., a copy of which is attached hereto as Exhibit 10.2, (iii) the Credit and Supply Agreement, dated as of May 29, 2001, by and between the Registrant and Merrimack Services Corporation, a copy of which is attached hereto as Exhibit 10.3, and (iv) the Security Agreement, dated as of May 29, 2001, between the Registrant and Merrimack Services Corporation, a copy of which is attached hereto as Exhibit 10.4.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)  Financial statements of business acquired.  Not applicable.

  (b)  Pro forma financial information.  Not applicable.

  (c)  Exhibits.

       10.1 Merger Agreement, dated as of May 29, 2001, by and between PC Connection, Inc. and the Registrant.

       10.2 Stock Warrant Agreement, dated as of May 29, 2001, between the Registrant and PC Connection, Inc.

       10.3 Credit and Supply Agreement, dated as of May 29, 2001, by and between the Registrant and Merrimack Services Corporation.

       10.4 Security Agreement, dated as of May 29, 2001, between the Registrant and Merrimack Services Corporation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CYBERIAN OUTPOST, INC.
                                    (Registrant)


Date:  June 1, 2001               By:  /s/  Christopher J. Walls
                                       -------------------------
                                       Christopher J. Walls
                                       Vice President and Corporate Counsel
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number    Description
-------   -----------

10.1 Merger Agreement, dated as of May 29, 2001, by and between PC Connection, Inc. and the Registrant.

10.2 Stock Warrant Agreement, dated as of May 29, 2001, between the Registrant and PC Connection, Inc.

10.3 Credit and Supply Agreement, dated as of May 29, 2001, by and between the Registrant and Merrimack Services Corporation.

10.4 Security Agreement, dated as of May 29, 2001, between the Registrant and Merrimack Services Corporation.